          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             SANTA BARBARA BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                  JAY D. SMITH
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        -----------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        -----------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            OF SANTA BARBARA BANCORP

                           TO BE HELD APRIL 26, 1994


TO THE SHAREHOLDERS OF SANTA BARBARA BANCORP:

         NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, an annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company") will be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, on Tuesday, April 26, 1994, at 2:00 P.M., for the purpose of considering and voting on the following matters:

         1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the 1995 Annual Meeting or until their successors are elected and have qualified. The persons nominated by Management to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, B. Paul Blasingame, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell and David W. Spainhour.

         2. Selection of Auditors. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Arthur Andersen & Co. to serve as independent certified public accountants for the Company for the 1994 calendar year.

         3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

         The Board of Directors has fixed the close of business on March 9, 1994 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

         Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

                 "Section 3.6 Nomination of Directors.

                          3.6.1 Authority to Make Nominations.  Nominations for
Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                          3.6.2 Nomination Procedures.  At annual meetings and
special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                          A.      The name and address of each proposed nominee;

                          B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

                          C. The principal occupation of each proposed nominee;

                          D. The name and residence address of the nominating shareholder; and

                          E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

                          3.6.3 Defective Nominations.  Nominations not made in
accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

                          3.6.4 Exceptions.  The provisions of this Section 3.6
shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to Section 603 of the California Corporations Code."

         You are urged to vote in favor of each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed proxy is solicited by the Company's Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him a later dated proxy, or by voting in person at the Meeting.

                                          By Order of the Board of Directors





                                          ______________________________________
                                          Donald M. Anderson,
                                          Chairman of the Board

Dated:  March 17, 1994

                                PROXY STATEMENT
                                     FOR AN
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             SANTA BARBARA BANCORP
                              1021 Anacapa Street
                            Santa Barbara, CA  93101

                           To Be Held April 26, 1994


                                  INTRODUCTION

         This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company"), to be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, 93101, at 2:00 P.M. on Tuesday, April 26, 1994, and at all adjournments thereof.

         It is expected that this proxy statement and accompanying Notice and form of proxy will be mailed to shareholders on or about March 17, 1994.

         The matters to be considered and voted upon at the Meeting will include:

         1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the 1995 Annual Meeting or until their successors are elected and have qualified. The persons nominated by Management to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, B. Paul Blasingame, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell and David W. Spainhour.

         2. Selection of Auditors. To vote upon the recommendation of the Board of Directors of the Company to approve Arthur Andersen & Co. to serve as independent certified public accountants for the Company for the 1994 calendar year.

         3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

                            REVOCABILITY OF PROXIES

         A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised, (a) by filing with the Secretary of the Company an instrument revoking it, or (b) by executing a proxy bearing a later date, or (c) by attending the Meeting and voting in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy-holders, in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.


                        PERSONS MAKING THE SOLICITATION

         This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. The proxy materials will first be sent or given to shareholders on or about March 17, 1994.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         There were issued and outstanding 5,065,742 shares of the Company's common stock on March 9, 1994. March 9, 1994 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of directors, where cumulative voting is permitted. See "Cumulative Voting" on page 3 below.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the meeting.

         If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on a signed, dated and returned proxy, it will be voted at the discretion of the proxy holders on any matter described in this proxy statement. The proxy also grants the proxy holders authority to vote as they deem appropriate, in their sole discretion on such other business as may properly come before the Meeting or any adjournments thereof.


                 ELECTION OF DIRECTORS OF COMPANY (Proposal 1)

         The By-laws of the Company provide that the number of directors shall not be less than seven (7) nor more than thirteen (13) until changed by an amendment to the Articles of Incorporation or the By-laws duly adopted by the Company's shareholders. The By-laws further provide that the exact number of directors shall be fixed from time-to-time within the stated range by a by-law, by-law amendment, or resolution adopted by the Company's shareholders or Board of Directors. Accordingly, the Board of Directors has fixed the number of directors at nine (9) by a by-law.

         At the Annual Meeting, nine (9) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

         A shareholder may withhold authority for the proxy holders to vote for the nominees identified below by so indicating on the enclosed proxy. Further, a shareholder may withhold authority for the proxy holders to vote for an individual nominee by writing that nominee's name in the appropriate space provided on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as Directors of the Company. Should any shareholder vote for a nominee not identified below, the proxy holders will vote such shareholder's shares in accordance with his or her wishes. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute at the meeting (or any adjournment thereof), or alternatively, a substitute may be designated by the present Board of Directors to fill the resulting vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

         None of the Directors or Executive Officers of the Company or the Bank was selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with Directors or officers acting solely in their capacities as such). There are no family relationships between the Directors and Executive Officers, and except as noted below, none serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.


                        VOTING RIGHTS--CUMULATIVE VOTING

         All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as described below.

         California State law provides that a shareholder of a California corporation, or the shareholder's proxy, may cumulate votes in the election of directors. That is, each shareholder has a number of votes equal to the number of shares owned by that shareholder, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as is deemed appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate votes for candidates in nomination.

         Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of directors. At the shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit; the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by Management. Although the Board of Directors does not know whether there will be any nominations for directors other than those shown above, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine, provided all the above-listed requirements are met.

Directors and Nominees

         The following table sets forth as to each director and each of the persons nominated for election as a director of the Company, such person's age, such person's principal occupations during the past five years, and the period during which such person has served as a director of the Company. All of the nominees were elected as directors of the Company at the 1993 Annual Meeting of the Company's shareholders.

         Persons nominated to serve on the Company's Board of Directors would simultaneously serve on the Board of Directors of Santa Barbara Bank & Trust, a wholly-owned subsidiary of the Company (the "Bank").

                           Director                      Background, Business Experience, and
   Director          Age    Since                           Position with the Company/Bank
   --------          ---   --------   ---------------------------------------------------------------------------------------------
Donald M. Anderson    66     1971     Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board of
                                      the Bank.  Mr. Anderson joined the Bank in October, 1969, as Vice President and Commercial
                                      Lending Officer.  He was elected President and Director in 1971 and Chairman of the Board in
                                      February, 1989.  He has served on numerous charitable, civic and banking organizations.

Frank Barranco M.D.   63     1989     Dr. Barranco is a retired physician and was a founding director of the Community Bank of
                                      Santa Ynez Valley.  Prior to his retirement, he practiced family medicine in Solvang and was a member of the teaching staffs at both UCLA and USC medical schools.  He has been Chief of
                                      Staff at Santa Ynez Community Hospital and has served on the Board of Trustees of the Santa
                                      Ynez School District.

Edward E. Birch       55     1983     Dr. Birch was Vice-Chancellor of the University of California at Santa Barbara from 1976 until his retirement in 1993.  He is currently Executive Vice President, College Advancement, for Westmont College in Santa Barbara, California.  He has been involved in a number of civic and community organizations, including the Cancer Foundation of Santa Barbara, Goleta Valley
                                      Community Hospital, and the Santa Barbara Industry Education Council, and is a past President of the Santa Barbara Chamber of Commerce.

B. Paul Blasingame    75     1984     Prior to his retirement in 1979, Mr. Blasingame was manager of Santa Barbara Operations of the Delco Electronics Division of General Motors Corporation.  He has been on the Board of
                                      Santa Barbara Cottage Hospital, Santa Barbara Foundation and the Santa Barbara Industry
                                      Education Council.  He is a past President of the Santa Barbara Foundation and past Chairman of the National Alliance of Business for the tri-counties.

Richard M. Davis      59     1984     Mr. Davis is a retired business executive.  He is a past Chairman of the Board of Directors of Santa Barbara Cottage Hospital, a past Chairman of the Santa Barbara Chamber of Commerce, and a past Chairman of the Board of United Way of Santa Barbara.

Anthony Guntermann    74     1960     Mr. Guntermann, a Certified Public Accountant since 1954, recently retired from the accounting firm of Guntermann, Thompson & Lanza, Accountants, Inc. (now McGowen-Guntermann).
                                      He has served as a Director and President of the California State Board of Accountancy and as
                                      a member of the Santa Barbara City Council, as well as on numerous civic and community organizations.  He was one of the organizers of the Bank.  He also was one of the organizers of Investors Research Fund, Inc., and continues to serve on its Board of Directors.

                                   Director                           Background, Business Experience, and
   Director          Age            Since                              Position with the Company/Bank
   --------          ---           --------        ---------------------------------------------------------------------------
Dale E. Hanst         62             1983          Mr. Hanst is currently a senior partner in the law firm of Schramm & Raddue, having started with the firm in 1960.  He was President of the State Bar of
                                                   California in 1984 and served on the California Commission on Judicial
                                                   Performance from 1984 to 1988.  Mr. Hanst is a past President of the Santa
                                                   Barbara Zoological Society.

Harry B. Powell       65             1989          Mr. Powell is a retired businessman residing in Carpinteria.  He is a past
                                                   President of Rexall Clubs International, the Carpinteria Business Association
                                                   and the Carpinteria Unified School District.  He is the immediate past
                                                   Treasurer of the Board of Directors of Birnam Wood Golf Club.

David W. Spainhour    62             1974          Mr. Spainhour is President of the Company and President and Chief Executive
                                                   Officer of the Bank.  Mr. Spainhour joined the Bank in 1966 as Controller.  He became Cashier in 1969, Senior Vice President in 1972, was elected to the
                                                   Board of Directors in 1974, was named Executive Vice President in 1980, and elected President in February, 1989.  Mr. Spainhour serves on the boards of the Santa Barbara Industry Education Council, Channel City Club and
                                                   Westmont College.

Committees of the Board of Directors

         The Company had a standing Nominating Committee and Audit Committee during 1993. The Bank had a standing Audit Committee and a Compensation Committee during 1993.

         During 1993 the Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was composed of Messrs. Hanst, Guntermann, Anderson and Spainhour. The Committee met once in 1993. The Committee does not consider shareholder nominations for director's positions.

         Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

                 "Section 3.6 Nomination of Directors.

                          3.6.1 Authority to Make Nominations.  Nominations for
Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                          3.6.2 Nomination Procedures.  At annual meetings and
special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                          A.      The name and address of each proposed nominee;

                          B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

                          C. The principal occupation of each proposed nominee;

                          D. The name and residence address of the nominating shareholder; and

                          E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

                          3.6.3 Defective Nominations.  Nominations not made in
accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

                          3.6.4 Exceptions.  The provisions of this Section 3.6
shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to Section 603 of the California Corporations Code."

         The Audit Committees of the Company and the Bank provide for suitable annual examinations of each branch office and administrative division of the Bank. The Committees are responsible for reporting the results of the examinations and the adequacy of internal controls and procedures to the Board. The Audit Committees are also responsible for recommending to the Board any changes in doing business or corrective actions necessary for the soundness of the Bank and the Company. The members of both the Audit Committee of the Company and of the Bank during 1993 were Anthony Guntermann, Chairman, Dale E. Hanst, B. Paul Blasingame, Richard M. Davis, Frank Barranco, Edward Birch, and Harry B. Powell. The Committees met five (5) times during 1993.

         The members of the Bank Compensation Committee during 1993 were Anthony Guntermann, Dale E. Hanst and Richard M. Davis. They met two (2) times during 1993 to determine what the Bank's salary philosophy should be, set the objective of the Bank's Salary Administration Program, approve exempt salary ranges, determine Senior Officers' salaries and perform the function of overseer to ensure that the objectives of the Salary Administration Program were being met.

         The full Board of Directors met fourteen (14) times during 1993. No director attended fewer than 75 percent of the total number of meetings of the Board and of the committees of which he is a member.

Executive Officers

         Except for Messrs. Anderson and Spainhour, the following table sets forth as to each of the persons who currently serves as an Executive Officer of the Company and the Bank, such person's age, such person's principal occupations during the past five years, such person's current position with the Company and the Bank, and the period during which the person has served in such position. Each of the Executive Officers named herein serves at the pleasure of the Board. The information for Messrs. Anderson and Spainhour is provided on pages 4 and 5 of this proxy statement.

                                                                  Position and Principal Occupations
       Officer             Age                                        During the Past Five Years
       -------             ---           -----------------------------------------------------------------------------
David Abts                  49           Currently serves as Senior Vice President and Director of MIS/Operations.
                                         Before joining the Bank in July, 1989, he was President of Key Pacific Services,
                                         a data processing subsidiary of Key Corp., a bank holding company, from November 1986 to June 1989.  Prior to that time, he was Senior Vice President and Director of
                                         MIS/Operations for Pacific Western Bank in Oregon.

John J. McGrath             51           Currently serves as Senior Vice President and Chief Administrative Officer of the
                                         Company and the Bank.  During 1987, he served as Manager of the Trust Division and from February 1982 to December 1986, he served as Loan Administrator of the Bank.

John F. Murphy              57           Currently serves as a Senior Vice President and Manager of the Commercial Loan
                                         Division.  From 1977 to 1993, he also served as Manager of the Bank's Main Office.

Jay D. Smith                53           Currently serves as Senior Vice President, General Counsel and Corporate Secretary
                                         of the Company and the Bank.  He has served as Legal Counsel of the Bank since July 1979.

Kent M. Vining              46           Currently serves as Senior Vice President and Chief Financial Officer of the Company
                                         and the Bank.  He has served as Chief Financial Officer of the Bank since April 1980.

Common Stock Ownership of Directors, Executive Officers and Certain Principal Shareholders

         The following table sets forth information concerning the beneficial ownership of the Company's common stock as of December 31, 1993, by each Director, by each named Executive Officer, by the Directors and Executive Officers as a group, and by beneficial owners of more than 5 percent of the Company's outstanding common stock.

                                                                     Amount and
                                                                     Nature of           Percent
                                                                     Beneficial            of
                 Beneficial Owner                                   Ownership (1)       Class (2)
                 ----------------                                   -------------       ---------
         Santa Barbara Bank and Trust, Trustee
           of the Santa Barbara Bank
           and Trust Employee Stock Ownership Trust
           1021 Anacapa Street
           Santa Barbara, CA  93101                                 582,124               11.14

         Directors
         Donald M. Anderson                                         212,620  (3)           4.07
         Frank H. Barranco, M.D.                                     15,980  (4)            .31
         Edward E. Birch                                             17,594  (5)            .34
         B. Paul Blasingame                                          24,671  (6)            .47
         Richard M. Davis                                            11,786  (7)            .23
         Anthony Guntermann                                          31,615  (8)            .61
         Dale E. Hanst                                               37,847  (9)            .72
         Harry B. Powell                                             11,193  (10)           .21
         David W. Spainhour                                         145,252  (11)          2.78

         Executive Officers
         John J. McGrath                                             45,127  (12)           .86
         John F. Murphy                                              42,157  (13)           .81
         Kent M. Vining                                              23,574  (14)           .45
         All Directors and Executive Officers as a Group (14)       692,750  (15)         13.26

- -------------
(1) Includes all shares beneficially owned, whether directly or indirectly, together with known associates. Also includes any shares owned, whether jointly or as community property, with a spouse. Also includes any stock acquirable by exercise of stock options exercisable within 60 days following December 31, 1993, though not exercised on or before such date. All share data are stated as of December 31, 1993.
(2) Percentages are stated to include exercisable stock options accounted for in the column listing Amount and Nature of Beneficial Ownership. See Footnote (1) above.
(3) Includes 11,631 shares acquirable by exercise of exercisable stock options.
(4) Includes 6,439 shares acquirable by exercise of exercisable stock options.
(5) Includes 12,824 shares acquirable by exercise of exercisable stock options.
(6) Includes 2,000 shares acquirable by exercise of exercisable stock options.
(7) Includes 9,786 shares acquirable by exercise of exercisable stock options.
(8) Includes 14,355 shares acquirable by exercise of exercisable stock options.
(9) Includes 18,831 shares acquirable by exercise of exercisable stock options.
(10) Includes 6,042 shares acquirable by exercise of exercisable stock options.
(11) Includes 5,947 shares acquirable by exercise of exercisable stock options.
(12) Includes 16,360 shares acquirable by exercise of exercisable stock options.
(13) Includes 16,266 shares acquirable by exercise of exercisable stock options.
(14) Includes 11,631 shares acquirable by exercise of exercisable stock options.
(15) Includes 158,941 shares acquirable by exercise of exercisable stock options. Actual share ownership as of December 31, 1993 by the Directors and Executive Officers was 533,809.

                             EXECUTIVE COMPENSATION

         Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1993, 1992 and 1991, of those persons who were, as of said date, (i) the chief Executive Officer and (ii) the other four most highly compensated Executive Officers of the Company (the "Named Officers"):

                           Summary Compensation Table

                                                                                                Long-Term
                                                                                               Compensation
                                                           Annual Compensation                    Awards
                                             -----------------------------------------------   ------------
                                                                                  Other         Securities       All Other
                                                                                 Annual         Underlying        Annual
                                                     Salary     Bonus (2)   Compensation (1)     Options      Compensation (3)
Name and Principal Position                  Year   (Dollars)   (Dollars)       (Dollars)        (Number)        (Dollars)
- ---------------------------                  ----   ---------   ---------   ----------------   ------------   ----------------
Donald M. Anderson  . . . . . . . . . .      1993    178,333      65,000         12,340            7,500          35,970
   Chairman of the Board  . . . . . . .      1992    170,000      60,000         10,333           10,000          39,400
    . . . . . . . . . . . . . . . . . .      1991    170,000      50,000             --              -0-              --

David W. Spainhour  . . . . . . . . . .      1993    195,833     130,000         73,833           15,000          40,338
   President and Director . . . . . . .      1992    175,000     120,000          8,604           20,000          37,410
    . . . . . . . . . . . . . . . . . .      1991    175,000     100,000             --            6,334              --

John F. Murphy  . . . . . . . . . . . .      1993    108,400      65,000         11,145            7,500          31,255
   Senior Vice President and  . . . . .      1992    100,273      60,000         41,012           14,635          29,453
   Manager, Commercial Loan Division  .      1991    100,821      50,000             --              -0-              --

John J. McGrath . . . . . . . . . . . .      1993    108,333      65,000         40,447           14,229          32,304
   Senior Vice President and  . . . . .      1992    100,006      60,000          8,891           10,000          28,762
   Chief Administrative Officer . . . .      1991    100,007      50,000             --            3,585              --

Kent M. Vining  . . . . . . . . . . . .      1993    108,334      65,000         10,863            7,500          30,989
   Senior Vice President and  . . . . .      1992    100,003      60,000         10,749           10,000          27,636
   Chief Financial Officer  . . . . . .      1991    100,005      50,000             --            1,676              --
- -------------------

(1) In accordance with the transitional provisions applicable to the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, as informally interpreted by the Commission's Staff, amounts of Other Annual Compensation and All Other Compensation are excluded for the Company's 1991 fiscal year. Other Annual Compensation consists of insurance premiums (other than term insurance) and dues and memberships paid on behalf of the Named Officers for fiscal year 1993 and 1992. The amounts stated for David W. Spainhour and John J. McGrath include $65,059 and $31,368, respectively, received in the form of the difference between the price paid for stock of the Company purchased upon exercise of employee stock options, and the fair market value of such stock at the date of purchase.

(2) Amounts in this column represent bonuses awarded by the Company's Compensation Committee upon evaluation of performance during fiscal years 1992, 1991 and 1990, respectively, but paid during fiscal years 1993, 1992 and 1991, respectively.

(3) This column includes amounts contributed by the Company on behalf of the Named Officers to the Company's Incentive & Investment and Salary Savings Plan, which is a defined contribution profit sharing plan which includes a 401(k) savings feature. Under this Plan, the Company makes discretionary contributions which are allocated among Plan participants ratably based on participants' relative compensation levels. During the Company's last fiscal year, the Company did not make discretionary contributions to the Plan on behalf of the Named Officers. Under the 401(k) savings feature of the Plan during 1993, the Company matched $.50 for every $1.00 of voluntary employee contributions up to 6% of employee compensation. During the last fiscal year, the Company made matching contributions on behalf of the Named Officers totaling $15,423, in the respective amounts set forth in the second Table below.

                                 I & I Discretionary Contributions

                 Donald M. Anderson . . . . . . . . . . . . . . . . . . . . . . . . . .  $    -0-
                 David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .  $    -0-
                 John F. Murphy . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    -0-
                 John J. McGrath  . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    -0-
                 Kent M. Vining . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    -0-

                                   401(k) Matching Contributions

                 Donald M. Anderson . . . . . . . . . . . . . . . . . . . . . . . . . .  $  4,497
                 David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .  $    -0-
                 John F. Murphy . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  3,689
                 John J. McGrath  . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  3,687
                 Kent M. Vining . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  3,550

         All Other Compensation also include contributions made by the Company, if any, on behalf of the Named Officers under the Company's Employee Stock Ownership Plan. During the last fiscal year, the Company made contributions to the ESOP on behalf of the Named Officers in the following amounts (including dividends paid on stock held in the Named Officers' accounts under the Plan, if any):


                                     ESOP Cash Contributions and Dividends

                 Donald M. Anderson . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 26,793
                 David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 35,874
                 John F. Murphy . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 25,202
                 John J. McGrath  . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 26,409
                 Kent M. Vining . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 26,191

         A portion of the above ESOP contributions (including dividends) made during 1993 was used to make principal and interest payments on an outstanding ESOP loan. In 1990, the ESOP acquired 289,406 shares of the Company's common stock (as adjusted for subsequent stock dividends) partially through the use of a loan from a commercial bank. The terms of the loan required that the shares so acquired remain pledged as security for the loan, with the shares being released from that pledge only as the principal loan balance was periodically repaid. Thus, as principal payments were periodically made on the loan and shares were released from the pledge, allocations of those released shares were made to individual Plan participants' accounts, including the accounts of the Named Officers. This loan was repaid in full in January of 1993. The specific number of shares allocated to the participant accounts of each Named Officer for the last fiscal year of the Company (which includes allocations relating to the repayment of the aforesaid loan in full), together with the total number of shares allocated to the Named Officer ESOP accounts as of the date hereof, are as follows:


                                   ESOP Share Allocations

                                                   Number of Shares Allocated       Total Number Shares
                     Named Officers                        During 1993                 As Of 12/31/93
                     --------------                --------------------------       -------------------
                 Donald M. Anderson . . . . . . .               847                        15,971
                 David W. Spainhour . . . . . . .             1,233                        16,577
                 John F. Murphy . . . . . . . . .               863                        11,891
                 John J. McGrath  . . . . . . . .               906                        12,247
                 Kent M. Vining . . . . . . . . .               906                        11,927

         The dollar value of these shares allocated to these Named Officers' accounts are represented in the table "ESOP Cash Contributions and Dividends" above, and are thus included in the above Summary Compensation Table.

         All Other Compensation also include the dollar value of any premiums paid by the Company during its last fiscal year with respect to term life insurance for the benefit of the Named Officers. During the last fiscal year, the dollar value of such premiums paid on behalf of the Named Officers were as follows:


                          Term Life Insurance Premiums

                 Donald M. Anderson . . . . . . . . . . . . . . . .   $  4,680
                 David W. Spainhour . . . . . . . . . . . . . . . .   $  4,464
                 John F. Murphy . . . . . . . . . . . . . . . . . .   $  2,364
                 John J. McGrath  . . . . . . . . . . . . . . . . .   $  2,208
                 Kent M. Vining . . . . . . . . . . . . . . . . . .   $  1,248

         The Company also maintains for the benefit of the Named Officers, and other "key" employees, its Key Employee Retiree Health Plan, which was adopted by the Company effective December 29, 1992. This Plan is an unfunded plan which pays a portion of health insurance coverage for retired key employees and their spouses (but not dependents). While the Named Officers may be eligible for coverage under this Plan when they retire, no amounts were paid by the Company during the last fiscal year for coverage for any Named Officers, nor were any amounts contributed to the Plan during the last fiscal year.

Option Grants

         Shown below is information on grants of stock options to the Named Officers pursuant to the Company's various employee stock option plans during the fiscal year ended December 31, 1993, which are reflected in the Summary Compensation Table on page 8.

                                                                   Option Grants in Last Fiscal Year
                                   -----------------------------------------------------------------------------------------
                                      Number of
                                     Securities        Percent of
                                     Underlying       Total Options
                                       Options         Granted to           Exercise                              Grant Date
                                     Granted in       Employees in           Price             Expiration          Present
   Name                            Fiscal 1993(1)      Fiscal 1993        (per share)             Date             Value(2)
   ----                            --------------     -------------       -----------          ----------         ----------
Donald M. Anderson  . . . . . . .       7,500              4.82%              $19.00            03/01/98          $  24,450
David W. Spainhour  . . . . . . .      15,000              9.64%              $19.00            03/01/98          $  48,900
John F. Murphy  . . . . . . . . .       7,500              4.82%              $19.00            03/01/98          $  24,450
John J. McGrath . . . . . . . . .       1,632              1.05%              $19.00            05/01/02          $   6,969
                                        2,401              1.54%              $19.00            01/25/98          $   7,827
                                        2,696              1.73%              $19.00            01/25/98          $   8,789
                                        7,500              4.82%              $19.00            03/01/98          $  24,450
Kent M. Vining  . . . . . . . . .       7,500              4.82%              $19.00            03/01/98          $  24,450

_______________

(1) Options granted under the Company's Stock Option Plan and Restricted Stock Option Plan are administered by the Company's Compensation Committee. All of the above options granted during 1993 contain the following terms, in addition to those terms set forth above: (a) they vest over a period of five years at the rate of 20% per year; and (b) options granted under the Restricted Stock Option Plan are subject to the restrictions that the shares issued may not be transferred without the approval of the Committee for five years following the option grant or two years following the exercise of the option, whichever is later. Of the above options, all were granted under the Restricted Stock Option Plan. Of the shares optioned to Mr. McGrath, 6,729 shares were reload options.

(2) Values are based on Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, a Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, and there is no assurance that the value realized by a Named Officer will be at or near the value estimated by the Black-Scholes model. The estimated values under this model are based on certain assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The above calculations are based on the remaining term of the options, which is 5 years except for those reload options which have a remaining life of
     9.25 years, a risk-free rate of return of 6%, an annual dividend yield of 3%, and stock price volatility of 15%.

Option Exercises and Fiscal Year-end Values

     Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted to the Named Officers in fiscal 1993 and prior years under the Company's Stock Option Plan, and Restricted Stock Option Plan and held by them at December 31, 1993.

Aggregate Option Exercises Last Fiscal Year and FY-end Option Values

                                                               Number of Securities
                                                              Underlying Unexercised               Value of Unexercised
                             Options Exercised                    Options Held At                 In-the-Money Options at
                          During Fiscal Year 1993                December 31, 1993                 December 31, 1993(1)
                        ----------------------------       -----------------------------      ------------------------------
                          Shares
                         Acquired           Value
                        on Exercise      Realized(1)
      Name               (Number)         (Dollars)        Exercisable     Unexercisable      Exercisable      Unexercisable
      ----              -----------      -----------       -----------     -------------      -----------      -------------
Donald M. Anderson  .        -0-               -0-            10,131           16,630           $ 39,840          $ 64,712
David W. Spainhour  .     22,314           $65,058             2,946           30,946           $  6,815          $124,070
John F. Murphy  . . .        -0-               -0-            14,766           16,630           $ 76,641          $ 64,712
John J. McGrath . . .      8,378           $31,368             8,131           23,359           $ 27,340          $ 83,217
Kent M. Vining  . . .        -0-               -0-            10,131           16,630           $ 39,840          $ 64,712

_______________

(1) Dollar values are calculated by determining the difference between the estimated fair market value of the stock underlying the options, based on third-party transactions reported to the Company ($21.75 per share), and the exercise price of the options as of the exercise date or as of year-end, respectively.

Executive Employment Contracts

         The Company has no contract of employment with any Named Officer, nor does it have any compensatory plan or arrangement with any Named Officer concerning termination of employment or change in control of the Company.

Compensation Committee Interlocks and Insider Participation

         The Company's Compensation Committee is composed of three of the Company's "outside" directors: Anthony Guntermann, Richard M. Davis and Dale E. Hanst. None of these Directors has ever been employed by the Company in any position, other than as a director. Mr. Hanst is a senior partner in the law firm of Schramm & Raddue, Santa Barbara, California. During the past fiscal year, Schramm & Raddue served as outside corporate and litigation counsel to the Company.

         No Executive Officer of the Company had any interlocking relationship with any other for-profit entity during the last fiscal year, including (a) serving on the compensation committee of any other such entity, or (b) serving as a director of any other such entity.

Extent of Participation in the Company's Stock Plans

         As of the date of this proxy statement, the following number of employees of the Company and/or the Bank were eligible to participate and were participating in each of the employee plans of the Company:

                                                 Number       Number
            Plan                                Eligible  Participating
            ----                                --------  -------------
         Employee Stock Ownership Plan  . .       402          402
         Stock Option Plan  . . . . . . . .        93           66
         Restricted Stock Option Plan . . .        62            8
         Director Stock Option Plan . . . .         7            7

Securities Subject to Option Plans

         The following tables set forth information, as of the date of this proxy statement (as adjusted to reflect subsequent stock splits and stock dividends), regarding options under the various employee and director stock option plans of the Company:


                               Stock Option Plan

       Number of
   Shares Remaining
     Reserved for
       Issuance            Number of Shares        Number of Shares
     (Exclusive of          Issued Pursuant           Subject to          Weighted Average           Range of
      Outstanding           to Exercises of          Outstanding           Exercise Price           Expiration
       Options)                 Options                Options               Per Share                 Dates
   ----------------        ----------------        ----------------       ----------------        ---------------
          -0-                   647,544                175,919                 $18.84                01/01/94
                                                                                                    to 07/01/99


                          Restricted Stock Option Plan

       Number of
   Shares Remaining
     Reserved for
       Issuance            Number of Shares        Number of Shares
     (Exclusive of          Issued Pursuant           Subject to          Weighted Average           Range of
      Outstanding           to Exercises of          Outstanding           Exercise Price           Expiration
       Options)                 Options                Options               Per Share                 Dates
   ----------------        ----------------        ----------------       ----------------          ----------
        190,198                 15,000                 294,802                 $17.34                05/01/97
                                                                                                    to 05/01/02


                           Director Stock Option Plan

       Number of
   Shares Remaining
     Reserved for
       Issuance            Number of Shares        Number of Shares
     (Exclusive of          Issued Pursuant           Subject to          Weighted Average           Range of
      Outstanding           to Exercises of          Outstanding           Exercise Price           Expiration
       Options)                 Options                Options               Per Share                 Dates
   ----------------        ----------------        ----------------       ----------------          ----------
        50,137                  116,972                 45,277                 $17.27                06/01/94
                                                                                                    to 07/01/98

Compensation of Directors

         The Company has a policy of paying non-employee directors an annual retainer of $6,000 plus $500 per board meeting attended and $250 per committee meeting, except for the Executive Committee. Each outside director who is a member of the Executive Committee is paid $1,000 per meeting. Total directors' fees paid in 1993 were $211,282.

Report of Compensation Committee on Executive Compensation

         The Compensation Committee of the Bank is composed of the undersigned independent outside directors. The Committee meets after the end of each year to review the performance of the Bank's Chief Executive Officer and its other Executive Officers, including those named in the Summary Compensation Table set forth above, during the just-completed calendar year and to make recommendations to the Board on executive salaries for the ensuing year, bonuses for the past year, and grants of stock options. The Committee met in February, 1993, to make its compensation recommendations for calendar year 1993. The Committee met again in February 1994, to review the Bank's 1993 performance and recommend bonuses for the Bank's Executive Officers.

         The Committee makes this report to the Shareholders so that they may be fully informed as to the factors utilized by the Committee in making its recommendations to the Board of Directors concerning compensation levels for the Bank's senior executives for calendar year 1993. The discretionary components of executive compensation (excluding those benefits which are generally available to all employees, such as ESOP contributions, insurance, etc.) are salary, bonus, and stock options.

         In considering salary levels of the Chief Executive Officer and other Executive Officers, the Committee's recommendations, while subjective, are intended to be competitive within the industry to ensure retention of the Bank's high quality Executive Officers, and to maintain the "team approach" to Management of the Bank. In making these recommendations, the Committee considers the compensation levels of peer group companies (which are other California independent community banks) through reference to information available in the industry such as the State Banking Department's Executive Officer Compensation Survey, the Survey of Executive Compensation of California Independent Banks, and the survey prepared by Hay Management Consultants for the Bank of Stockton dated November 22, 1993. The Committee attempts to set a salary level which is approximately the median range for peer group companies which have a comparable performance.

         Another component of executive compensation is the bonus which is available to the Bank's Executive Officers. Again, the bonus recommendations of the Committee are subjective but every effort is made to relate the recommended bonuses to the Bank's overall performance for the period in question as measured by its profitability and its capital levels. In addition, the Bank's past performance relative to the industry is an important factor, e.g. 28 consecutive years of increased earnings and return on assets and equity that are consistently in the top quartile of California banks. The Committee also considers the Bank's problem asset levels, its loan production, the quality of its asset-liability management and its regulatory compliance. The overall value of the Bank and shareholder equity levels are also important factors considered by the Committee in making its recommendations.

         A final component of executive compensation is stock options which are granted from time-to-time to members of the executive group. Stock options are primarily utilized to provide longer range incentives to the executives to insure their long-range commitment to the Bank.


                                           SANTA BARBARA BANK & TRUST
                                           COMPENSATION COMMITTEE

                                           Dale E. Hanst, Committee Chairman
                                           Richard Davis, Committee Member
                                           Anthony Guntermann, Committee Member

                               Performance Graph

         The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its outstanding common stock, stated as if a $100 initial investment had been made at the beginning of the period, including reinvestment of dividends, utilizing a measurement period beginning on December 31, 1988 through December 31, 1993, measured against (i) the Standard & Poor's 500 Stock Index and (ii) Montgomery Securities' Southern California Bank Proxy Index as published in its Western Bank Monitor.

                                 1988        1989        1990       1991        1992        1993
Santa Barbara Bancorp           $100.00     $99.09       $79.48     $66.84      $98.33     $116.26
S&P 500                         $100.00    $131.59      $127.49    $166.17     $178.81     $196.75
Montgomery Securities           $100.00    $134.71      $106.73     $99.79      $91.84     $100.61


                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 2)

         The firm of Arthur Andersen & Co. served as independent certified public accountants for the Company and the Bank with respect to the year 1993, and has been recommended by the Board to be the Company's and the Bank's accountants for calendar year 1994. It is expected that one or more representatives of Arthur Andersen & Co. will be present at the meeting, and will be given the opportunity to make a statement, if desired, and to respond to all appropriate questions.

         Audit services performed by Arthur Andersen & Co. for the year ended December 31, 1993 consisted of examination of the financial statements of the Company, the Bank and its employee benefit plans, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Arthur Andersen & Co. performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns, the total fees for which amounted to approximately 20.4% of the total fees for services paid to Arthur Andersen & Co. for the year ended December 31, 1993. All such services were approved by the Bank's Audit Committee, which has determined the firm of Arthur Andersen & Co. to be fully independent of the operations of the Bank.

Recommendation of the Board of Directors

         The Company's Board of Directors recommends that the shareholders approve Arthur Andersen & Co. to serve as certified independent public accountants for the Company for the calendar year 1994. The affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting will be required to approve this action.

                              CERTAIN TRANSACTIONS

         Some of the Directors of the Company and the companies with which they are associated are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of the Company's business and in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management, did not involve more than a normal risk of collectability or present other unfavorable features. The aggregate amount of all such loans and credit extensions outstanding as of December 31, 1993, to all Directors and Executive Officers, together with their associates and members of their immediate family, was approximately $926,615, constituting approximately 1.08% of Company's stockholders' equity. The Company has a very strong policy regarding review of the adequacy and fairness to the Bank of loans to its Directors and officers.

         Mr. Dale Hanst, a director of the Company, is a senior partner in the law firm of Schramm & Raddue. The firm of Schramm & Raddue represented the Bank in corporate and certain litigation matters in 1993.

        Donald M. Anderson, Chairman of the Board and Director of the Company, is a general partner in Pueblo Associates, from which the Company leases space at 1021 Anacapa Street for its executive headquarters and the housing of administrative functions of the Bank. The lease, covering 14,520 square feet of space, commenced November 1978, originally was for a term of ten and one-half (10 1/2) years with two (2) five (5) year options to renew. In May 1989, the lease was amended to provide for two (2) additional five (5) year options to renew. An additional 4,635 square feet of space was added to the lease, effective July 1, 1980, 1,958 square feet was added to the lease in 1985, 2,960 square feet was added to the lease in 1987, and 2,900 square feet in 1993. The lease payments to Pueblo Associates totaled $499,506 during 1993. In the Company's opinion the lease is comparable to an "arms length" negotiated lease.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, Directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1993, all
Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were complied with except that John
J. McGrath and John J. Murphy each reported stock option expirations on Form 5 in June, 1993, that should have been filed on or before March 15, 1993.


                             SHAREHOLDER PROPOSALS

         The deadline for shareholders to submit proposals to be considered for including in the proxy statement for the Company at the Company's 1995 Annual Meeting of Shareholders is November 10, 1994. No such proposals were submitted with respect to the 1994 Annual Meeting.


                                 LEGAL MATTERS

         There are no pending or threatened legal proceedings to which the Company or Bank is or may become a party, which may materially affect its property or proposed business, other than ordinary routine litigation incidental to the Company's business.





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                                 OTHER MATTERS

         Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the proxy.


                      FINANCIAL STATEMENTS OF THE COMPANY

         Shareholders of the Company are advised that they may, upon request made to the Company's Head Office located at 1021 Anacapa, Santa Barbara, California 93101, obtain copies (free of charge) of the Company's Financial Statements or additional copies of the Company's Annual Report for 1993 by requesting them from the Secretary of the Corporation. Pursuant to regulations of the Securities and Exchange Commission, shareholders of the Company will receive the 1993 Annual Report of the Company together with this proxy statement. If for any reason any shareholder does not receive a copy of the 1993 Annual Report of the Company together with this proxy statement, please advise the Company, and a copy will be provided without any delay or inconvenience.


                       NOTICE OF AVAILABILITY OF MATERIAL

         THE BANK WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON MARCH 9, 1994 (THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING) A COPY OF THE COMPANY'S 1993 FORM 10-K AND ANNUAL REPORT, WHICH WILL BE FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

         All written requests for this report should be addressed to:

                                  Dr. Clare McGivney
                                  Assistant Vice President
                                  Santa Barbara Bank & Trust
                                  Post Office Box 1119
                                  Santa Barbara, California 93102


         STOCKHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN
PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

                                  SANTA BARBARA BANCORP




                                  By:_________________________________________
                                     Donald M. Anderson
                                     Chairman of the Board

Dated:   March 17, 1994






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